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                                                                   Exhibit 10.58


                             ELEVENTH AMENDMENT TO
                         PBGC-LTV SETTLEMENT AGREEMENT



        This Eleventh Amendment to the PBGC-LTV Settlement Agreement (this "Amendment") is made as of November 30, 1997, by and among (1) Pension Benefit Guaranty Corporation ("PBGC") and (2) The LTV Corporation, a corporation organized under the laws of Delaware (in such capacity, "LTV"), and each other member of the LTV Controlled Group (as defined in the Settlement Agreement referred to below). Capitalized terms used without definition herein shall have the same meanings as set forth in the Settlement Agreement.

                                    RECITALS

        WHEREAS, on June 28,1993, the PBGC, LTV, each other member of the Initial LTV Group, and the Administrator entered into the Settlement Agreement (as amended prior to the date hereof, the "Settlement Agreement");

        WHEREAS, the Settlement Agreement imposes certain limits on the Indebtedness that may be incurred by any member of the LTV Consolidated Group, but excludes from those limits certain items defined in Section 12.3 as "Permitted Indebtedness"; and

        WHEREAS, Permitted Indebtedness includes, among other things, "any Indebtedness under the Sumitomo Agreement (in the form theretofore approved by the PBGC) or under the Working Capital Financing Facility"; and




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        WHEREAS, Indebtedness under the Sumitomo Agreement included a $100 million senior secured note to SMI America, Inc. ("the Sumitomo Secured Note"); and

        WHEREAS, LTV redeemed the Sumitomo Secured Note on October 15, 1997; and

        WHEREAS, the principal amount of credit available under the Working Capital Financing Facility may not exceed "an aggregate of $470,000,000 increased by the principal amount of any additional Indebtedness incurred pursuant to clause (vi) of the definition of Permitted Indebtedness in this Agreement"; and

        WHEREAS, the amount of available credit under the Letter of Credit Facility may not exceed $150 million; and

        WHEREAS, LTV desires to amend the Settlement Agreement to increase the limits described in the preceding two paragraphs, in part to reflect the reduction in LTV's overall secured Indebtedness resulting from the redemption of the Sumitomo Secured Note; and

        WHEREAS, PBGC is amenable to such an amendment on the terms and conditions stated herein; and

        WHEREAS, the Settlement Agreement authorizes the amendment of that Agreement pursuant to an agreement entered into by the PBGC and LTV evidenced by written instrument signed by their authorized representatives.




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        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      AMENDMENT TO DEFINITION OF "WORKING CAPITAL FINANCING FACILITY"

        The definition of Working Capital Financing Facility in Section 1.1
(mmm) is hereby amended by changing the amount of "$470,000,000" in clause (i) to "$600,000,000" and changing the amount "$150,000,000" in clause (vii) to "$280,000,000."

SECTION 2.      INVENTORY FINANCING TRANSACTIONS

        Section 8.1(a) of the Settlement Agreement is hereby amended to delete "and" after clause (v), and the period after clause (vi), and to insert the following after clause (vi):

        ; and (vii) this Section 8.1(a) shall not prohibit the pledge, sale, or transfer of senior secured notes or subordinated unsecured notes by LTV or any member of the LTV Consolidated Group pursuant to the Working Capital Financing Facility;

SECTION 3.      EFFECTIVENESS AND MISCELLANEOUS PROVISIONS

        A. EFFECTIVENESS. This Amendment shall become effective as of November 30, 1997 (the "Eleventh Amendment Effective Date") when it, or a counterpart hereof, is executed by a duly authorized officer of each of the PBGC and LTV.



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B.      REFERENCE TO AND EFFECT OF THE SETTLEMENT AGREEMENT.

        (i) On and after the Eleventh Amendment Effective Date, each reference in the Settlement Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Settlement Agreement shall mean and be a reference to the Settlement Agreement as amended by this Amendment.

        (ii) Except as specifically amended by this Amendment, the Settlement Agreement shall remain in full force and effect.

        C. APPLICABLE LAW. This Amendment shall be interpreted in accordance with and governed by the laws of the State of New York, except to the extent preempted by federal law.

        D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties to this Amendment have caused this






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Amendment to be duly executed and delivered by their respective duly authorized officers or representatives as of the day and year first written above.


PENSION BENEFIT GUARANTY CORPORATION


By:   /s/ Joseph H. Grant
   ---------------------------------
Title: DED/COO
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Date:   12/8/97
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THE LTV CORPORATION, on behalf of itself and

the other members of the LTV Controlled Group

By:   /s/ A.W. Huge
   ---------------------------------
Title: Sr VP & CFO
      ------------------------------
Date:  11/14/97
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